ROMA FINANCIAL
Corporation

90th Anniversary

Investor Presentation
August 24, 2010

Forward-Looking Statements

Roma Financial Corporation (the "Company") may from time to time make written or oral "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the Company's control). The following factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: The strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the board of governors of the federal reserve system, inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors' products and services for the Company's products and services; the success of the Company in gaining regulatory approval of its products and services, when required; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes, acquisitions; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Corporate Structure


Members
Depositors and Borrowers
Roma Financial Corporation, MHC
Mutual Holding Company
Roma Financial Corporation
(Stock Holding Company)
(69% Owned)
Acquisition Corporation
(100% Owned)
RomAsia Bank
(89.55% Ownership)
Roma Bank
Stock Corporation
(100% Owned)
Roma Bank
Community Foundation
Roma Capital Investment
Corporation
(100% Owned)
General Abstract & Title
Agency
A NJ Corporation
(100% Owned)
84 Hopewell, LLC
(50% Joint Venture)

Executive Management Team

Name	Title	Years with Company
Maurice T. Perilli	Chairman & Executive Vice President	33 (a)
Peter A. Inverso	President & Chief Executive Officer	10 (a)
Sharon L. Lamont	Chief Financial Officer	4 (a)
C. Keith Pericoloso	Chief Operations Officer	29
Margaret T. Norton	Senior Vice President - Administration	32
Barry J. Zadworny	Senior Vice President – Compliance	21
Madhusudhan Kotta	Senior Vice President – Investments & Treasurer	21
Robert W. Sumner	Senior Vice President – Information Technology	10
Peter Villa	Senior Vice President – Lending	3
Mark Jones	Senior Vice President – Loan Resolution	6 months
Emma A. Cartier	Vice President – Corporate Secretary	19

(a) Excludes service as a Director prior to employment

Roma Financial Corporation

- Well capitalized and highly liquid
- Premier standing and reputation
- 90 year legacy of safety, soundness, stability, and sustainability
- Bauer Financial "Sustained Superior Rating" designation for 78th consecutive quarter (Roma Bank)
- Oldest and Largest Community Bank in Mercer County (Roma Bank)
- Compounded Annual Asset Growth
  - Dec. 1999 – June 2010 - 9.73%
  - Dec. 2005 – June 2010 - 12.84%
- Growth internally driven until Sterling merger

Snapshot as of June 30, 2010

Roma Financial Corporation (Founded September 20, 1920)	NASDAQ: ROMA
Assets	$1.5 billion
Loans, gross	$617.0 million
Deposits (All record levels)	$1.1 billion
Capital	$218.2 million
Market Capitalization	$334.3 million
Tangible Book Value Per Share:	
Fully Converted TBV*	$15.56
Minority TBV	$26.55
Dividends Per Share	$0.08 (Quarterly)
Branches (7-16-2010)	26
Employees (7-16-2010, FTE)	342

*assuming second step priced at 85% of pro-forma book

Common Stock Holdings
June 30, 2010


5.96%
24.12%
0.92%
69.00%
MHC
Foundation
Minority(a)
Treasury

(a) Includes shares in ESOP

NUMBER OF BRANCHES



30
25
20
15
10
5
0
1920
1973
1975
1986
1991
1993
2006
2007
2008
2009
2010*
1
2
3
4
5
6
7
8
9
1
14
1
24
2
ROMA
ROMASIA

*Pro-Forma as of 7-16-2010

ROMA FINANCIAL Corporation

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Roma Branches
STBK Branches
Mercer County
Monmouth County
Ocean County
Burlington County
Camden County

Market Demographics*

	Mercer	Burlington	State
Population	367,605	423,394	8,707,739
Deposits in Market ($000)	763,943	372,170	1,277,802
Projected 2010-2015 Population Growth (%)	1.83	0.47	1.18
Median Household Income ($)	75,009	76,807	72,519
Projected 2010-2015 Median Household Income Growth (%)	12.81	15.37	14.71

*Data provided by SNL



MARKET SHARE
(In Percent)
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.05
0.44
3.03
0.84
4.63
2008
2009
2010*
Mercer County
Burlington County

ROMA FINANCIAL Corporation

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*Pro-Forma

Ocean and Camden Counties not statistically significant

Highlights as of June 30, 2010

Announced Acquisition of Sterling Bank*

Capital remains strong:	Actual	Pro-Forma Post Merger
➢ Tier 1 Capital	14.19%	12.18%
➢ Tier 1 Risk-Based Capital Ratio	28.04%	21.67%

RomAsia's Assets reached $115.7M

Among 12 MHCs in New Jersey, **

- Ranked 5th by asset size and market capitalization
- Highest dividend yield
- Ranked 3rd highest IPO price change (+8.60% vs. avg. -15.45%)

*** Merger consummated 7-16-2010**
****Data from FinPro**

Sterling Bank Acquisition Rationale

Strategically Compelling

- Effective deployment of Capital - as contemplated in the Bank's existing strategic plan
- Provides a contiguous branch franchise in Southern Burlington County and Camden County
- Less expensive than cost of de novo branching
- Inexpensive acquisition
- Favorable increase in deposits
  - RFC total deposits - $1.1 billion*
  - Sterling total deposits - $320.2 million*
- Significant increase in market share in Burlington County

*as of June 30, 2010

Sterling Bank Acquisition Rationale

Financially Compelling

- Acquire a community bank franchise with minimum impact on capital and earnings accretion in first full year of operation
- Minimal tangible book value dilution
- Projected tangible book value work back less than 3 years
- Sizable potential tax benefits
- Projected Internal Rate of Return 12.01%

Post-Acquisition Hurdles

Challenges:

- Additional deterioration of the loan portfolio
- Execution of cost savings to stay at or above the projected 27%
- Time and resources of organizational integration
- Customer retention
- Assimilation of retail delivery culture
- Facility Branding
- Problem Loan Resolution

Sterling Acquisition Deal Metrics at Announcement

Cash Purchase Price -	$2.52/sh	$14.7M
Multiples		
Price to Book	91.0%	
Price to Tangible Book	103.7%	
Core Deposit Premium	0.2%	
Premium to Trading Price	40.0%	
Book Value Dilution	$0.12/sh	1.70%
Dilution Earn Back Period	2.6 Years	
Projected 2011 Earning Accretion (including Purchase Accounting Adjustments)	$0.05/sh	
Deferred Tax Asset	$5.9M	

Selected Financial Growth Comparisons

	5 Year (CAGR)	6 Months Actual 2010/2009	6 Months Pro-Forma 2010/2009
Total Assets	13.2%	17.5%	46.2%
Loans	12.0%	10.2%	61.1%
Deposits	12.6%	19.1%	53.5%
Net Interest Income	7.0%	36.6%	76.3%
ALLL	52.9%	145.5%	442.7%
Net Income	-14.6%	115.0%	---------

(Pro Forma Data is without regard to Purchase Accounting Adjustments and Eliminations)

Loan Composition Comparison

December 31, 2002



Construction
R.E., 0.0%
Consumer &
Other, 28.1%
C & I,
0.1%
Commercial
R.E., 4.6%
Residential
R.E., 67.2%

$ 260 million

June 30, 2010



Construction
R.E., 3.7%
Consumer &
Other, 22.2%
C & I,
2.5%
Commercial
R.E., 29.4%
Residential
R.E., 42.2%

$ 617 million

Asset Quality Metrics

	2006	2007	2008	2009	6/30/2010
NPLs to Total Loans (%)	0.08	1.46	1.95	2.48	3.29
NPAs to Total Assets (%)	0.04	0.76	0.96	1.27	1.55
NCOs to Average Loans Outstanding (%)	----	0.01	0.03	0.05	0.00
Allowance for Loan Losses to Total Loans (%)	0.27	0.34	0.42	0.88	1.18
Allowance for Loan Losses to NPLs (%)	322.04	23.25	21.42	35.40	35.75

Drilling Down on Home Equity Loans

- Reduced Exposure -
  - HE portfolio was 30.2% of total loans EOY 2006. As of June 30, 2010 HE portfolio is 22.1% of total loans.
  - Imposed lower LTV requirement on 2nd lien loans
  - All loans internally originated and underwritten
- Impressive Credit Results – Portfolio quality is very good with total delinquencies of just .21% of total loans and .93% of total HE loans.
- Other Key Metrics –
  - Approximately 50% of are 1st lien loans
  - Approximately 98% of loans in primary markets of Mercer and Burlington Counties.

TOTAL NON-PERFORMING LOANS
($ in Millions & Percent of Total Loans)



40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
0.17
0.7
0.08
0.4
1.46
6.9
1.95
10.3
2.48
14.8
3.29
20.3
3.96
35.7
2005
2006
2007
2008
2009
6/30/2010
6/30/2010
ROMA
PRO FORMA ROMA & STERLING

(Pro Forma Data is without regard to Purchase Accounting Adjustments and Eliminations)

ROMA FINANCIAL Corporation
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ALLOWANCE FOR LOAN LOSSES
($ in Millions & Percent of Total Loans)


18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.24
0.27
0.34
0.42
0.88
1.18
1.78
0.9
1.2
1.6
2.2
5.2
7.3
16.1
2005
2006
2007
2008
2009
6/30/2010
6/30/2010
ROMA
PRO FORMA ROMA & STERLING

(Pro Forma Data is without regard to Purchase Accounting Adjustments and Eliminations)

Investment Portfolio Quality Profile*
June 30, 2010



3.31%
0.25%
0.63%
48.60%
47.21%
MBS Rated AAA
Agency Sec. Rated AAA
Munis Rated A to AAA
Corp. Bonds Rated A2
Others Non Rated

$807 million

*Excludes Money Market Funds and Interest Bearing Deposits at the FHLBNY & ACBB

Ratings from Wells Fargo Advisors

ROMA FINANCIAL Corporation

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Deposit Composition Comparison

December 31, 2002



Non-Interest Bearing Checking, 1.6%
Interest Bearing Checking, 15.8%
Certificates of Deposit, 42.6%
Savings & Money Markets, 40.0%

$510 million

June 30, 2010



Non-Interest Bearing Checking, 3.4%
Interest Bearing Checking, 11.9%
Certificates of Deposit, 56.3%
Savings & Money Markets, 28.4%

$1.1 billion

Deposit Mix

Actual
June 30, 2010


15.28%
28.40%
56.32%
CDs
Savings
Checking

$1.1 billion

Pro-Forma
June 30, 2010


16.42%
26.88%
56.70%
CDs
Savings
Checking

$1.4 billion

(Pro Forma Data is without regard to Purchase Accounting Adjustments and Eliminations)

Second Quarter 2010 Results – Summary

(unaudited)

- Net income up 171.9% over 2nd Quarter 2009 to $1.5M
- EPS= $0.05/share from $0.02/share in 2nd quarter 2009

  and $0.00/share in 4th quarter 2009
- Assets, loans, and deposits continue to set records
- Net interest income up 36.6% over 2nd Quarter 2009 to $20.5M
- Increases absorbed:
  - Provision for loan losses
  - OREO expense
  - Merger & Due Diligence Expenses
- Benefit Realized:
  - FDIC Premium

Management Focus/Challenges

- Protect and Strengthen capital
- Enhance shareholder value
- Exploit earnings potential inherent in recent growth
- Ensure projected earnings accretion from Sterling acquisition is realized
- Credit and operational risk mitigation key facet in quality of income
- Reduce level of non-performing loans/improve performing loan to asset ratio
- Market Share
- Develop Strategic Plan
- Regulatory Reform

Regulatory Reform

- OTS subsumed into OCC
- Status of Thrifts
- MHCs
- Dividend Waiver
- Charter Options

Reduce Non-Performing Loan Levels

- Addition of Workout Officer
- Sterling has $15.4M
- Joint initiative to expedite resolution of Sterling's non-performing loans

Solidifying and Expanding Market Share

- Protect and expand in Mercer County
- Exploit Community Bank appeal
- Good growth in Burlington County
- Sterling merger – entrée into Camden County and larger Burlington County market share
- Continue push for market share in Ocean County

RomAsia Bank

- Good Progress
- Aligned with business plan
- First branch in Edison - help penetrate ethic communities
- Continue building residential mortgage portfolio
- Future Capital Requirements

Mortgage Origination Division

- Created Residential Loan Origination Division
- Division has 1 leader and 4 loan consultants
- Personalized attention
- Potential for cross-selling other products
- Early indicators show success in fulfillment of mission

Why Roma Financial Corporation?

- Fundamental Franchise Value
- Strength beyond balance sheet
- Leadership of Board
- Services of talented and dedicated employees
- Legacy of 90 years of personalized service to customers and our communities
- Standing to our core mission and never forgetting our roots
- Attractive Valuation (67% of fully converted book)
- Attractive Branch footprint and demographics
- Represents defensive name in volatile environment (14.56% TCE)

ROMA FINANCIAL

Corporation

90th Anniversary